UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2010

GLOBAL EARTH ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

0-31343 (Commission File Number)	36-4567500 (IRS Employer Identification No.)
1213 Culbreth Drive, Wilmington, North Carolina (principal executive offices)	28405 (Zip Code)

(910) 616-0077
(Registrant’s telephone number, including area code)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

1

EXPLANATORY NOTE

On May 10, 2010, we filed with the Securities and Exchange Commission a Current Report on Form 8-K.  This Amendment No. 1 to our Current Report on Form 8-K is being filed to report the financial information that was required to be presented as a result of the closing of the Plan of Merger described in our earlier Current Reports referenced herein.  The filing of this Form 8-K/A Amendment No. 1 is not an admission that our Form 8-K, when filed on May 10, 2010, knowingly included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

Except as described herein, no other changes have been made to our Current Report on Form 8-K.  We have not updated the disclosures in this Form 8-K/A Amendment No. 1, to speak as of a later date or to reflect events which occurred at a later date, except as noted.

Item 9.01.

Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.

See attached.

(b)

Pro forma financial information.

See attached.

(c)

Shell company transaction.  Not applicable.

(d)

Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Identification of Exhibits
23.1	Consent of Independent Auditors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2010.	GLOBAL EARTH ENERGY, INC.

By /s/ Sydney A. Harland
Sydney A. Harland, Chief Executive Officer

2

EXHIBIT A

688239 B.C. Ltd.

(A BRITISH COLUMBIA CORPORATION)

Kelowna, British Columbia, Canada

FINANCIAL REPORTS
AT
April 30, 2010

TABLE OF CONTENTS

Balance Sheets at April 30, 2010 (Unaudited )and January 31, 2010                                       F-2

Statements of Changes in Stockholder’s Deficit for the

  Three Months Ended April 30, 2010 and 2009 (Unaudited)                                                   F-3

Statements of Operations and Comprehensive Income for the Three Months Ended

  April 30, 2010 and 2009 (Unaudited)                                                                                  F-4

Statements of Cash Flows for the Three Months Ended

  April 30, 2010 and 2009 (Unaudited)                                                                                  F-5

Notes to Financial Statements                                                                                            F-6

688239 B.C. Ltd.
Kelowna, British Columbia, Canada

BALANCE SHEETS

	(Unaudited)
	April 30,	January 31,	April 30,	January 31,
	2010	2010	2009	2009

ASSETS

Current Assets
Accounts Receivable - Net of Allowance of $44,752 and $42,061 respectively	$ 12,013	$ 8,819	$ 28,208	$ 17,400
Employee Advances	5,072	—	2,787	2,499

Total Current Assets	17,085	8,819	30,995	19,899

Property and Equipment - Net of Accumulated Depreciation	439,924	379,283	291,858	294,151

Total Assets	$ 457,009	$ 388,102	$ 322,853	$ 314,050

LIABILITIES AND STOCKHOLDER'S DEFICIT

Current Liabilities
Bank Overdraft	$ 13,682	$ 55,700	$ 20,281	$ 22,391
Line of Credit	104,423	34,584	79,459	78,038
Notes Payable - Due Within One Year	143,271	130,130	107,708	107,118
Accounts Payable	62,458	51,073	21,665	11,863
Accrued Expenses	24,463	36,632	14,729	31,817

Total Current Liabilities	348,297	308,119	243,842	251,227

Other Liabilities
Notes Payable - Due After One Year	304,749	257,157	180,728	181,225
Due to Shareholder	25,101	111,570	57,798	53,945

Total Liabilities	678,147	676,846	482,368	486,397

Stockholder's Deficit
Common Stock - No Par; 10,000 Shares Authorized, 5,000 Shares Issued

and Outstanding	500	500	500	500
Accumulated Deficit	(207,379)	(291,178)	(189,340)	(204,799)
Accumulated Comprehensive Income	(14,259)	1,934	29,325	31,952

Total Stockholder's Deficit	(221,138)	(288,744)	(159,515)	(172,347)

Total Liabilities and Stockholder's Deficit	$ 457,009	$ 388,102	$ 322,853	$ 314,050

The accompanying notes are an integral part of these financial statements.

688239 B.C. Ltd.
Kelowna, British Columbia, Canada

STATEMENTS OF CHANGES IN STOCKHOLDER'S DEFICIT - UNAUDITED

				Accumulated
	Number			Comprehensive	Total
	of	Common	Accumulated	Income	Stockholder's
	Shares	Stock	Deficit	(Loss)	Deficit

Balance - February 1, 2009	5,000	$ 500	$ (204,799)	$ 31,952	$ (172,347)

Shareholder Contributions	—	—	6,971	—	6,971

Net Income for the Period	—	—	8,488	—	8,488

Comprehensive Loss for the Period	—	—	—	(2,627)	(2,627)

Balance - April 30, 2009	5,000	500	(189,340)	29,325	(159,515)

Shareholder Draws	—	—	(5,379)	—	(5,379)

Net Loss for the Period	—	—	(96,459)	—	(96,459)

Comprehensive Loss for the Period	—	—	—	(27,391)	(27,391)

Balance - January 31, 2010	5,000	500	(291,178)	1,934	(288,744)

Shareholder Draws	—	—	(21,005)	—	(21,005)

Net Income for the Period	—	—	104,804	—	104,804

Comprehensive Loss for the Period	—	—	—	(16,193)	(16,193)

Balance - April 30, 2010	5,000	$ 500	$ (207,379)	$ (14,259)	$ (221,138)

The accompanying notes are an integral part of these financial statements.

688239 B.C. Ltd.
Kelowna, British Columbia, Canada

STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME - UNAUDITED

Three Months Ended April 30,	2010	2009

Sales	$ 226,839	$ 65,574

Cost of Sales	49,820	16,622

Gross Profit	177,019	48,952

General and Operating Expenses	62,019	35,589

Income Before Interest Expense	115,000	13,363

Interest Expense	10,196	4,875

Net Income for the Period	104,804	8,488

Comprehensive Income
Foreign Currency Translation	(16,193)	(2,627)

Comprehensive Income for the Period	$ 88,611	$ 5,861

Income (Loss) Per Common Share -
Basic and Diluted	$ 20.96	$ 1.70

Weighted Average Number of
Common Shares Outstanding -
Basic and Diluted	5,000	5,000

The accompanying notes are an integral part of these financial statements.

688239 B.C. Ltd.
Kelowna, British Columbia, Canada

STATEMENTS OF CASH FLOWS - UNAUDITED

Three Months Ended April 30,	2010	2009

Cash Flows from Operating Activities
Net Income for the Period	$ 104,804	$ 8,488

Adjustments to Reconcile Net Income for the Period to
Net Cash Flows from Operating Activities:
Bad Debt Expense	—	—
Depreciation	11,498	6,984
Changes In Assets and Liabilities:
Accounts Receivable	(3,194)	(10,808)
Employee Advances	(5,072)	(288)
Accounts Payable	11,385	9,802
Accrued Expenses	(12,169)	(17,088)

Net Cash Flows from Operating Activities	107,252	(2,910)

Cash Flows from Investing Activities
Cash Purchases of Property and Equipment	(72,139)	(4,691)

Net Cash Flows from Investing Activities	(72,139)	(4,691)

Cash Flows from Financing Activities
Bank Overdraft	(42,018)	(2,110)
Proceeds from Borrowing - Net	130,572	1,514
Due to Shareholder	(86,469)	3,853
Stockholder Contributions (Draws) - Net	(21,005)	6,971

Net Cash Flows from Financing Activities	(18,920)	10,228

Effect of Exchange Rate Changes
on Cash and Cash Equivalents	(16,193)	(2,627)

Net Change in Cash and Cash Equivalents	—	—

Cash and Cash Equivalents - Beginning of Period	—	—

Cash and Cash Equivalents - End of Period	$ —	$ —

Cash Paid During the Period for:
Interest	$ 10,196	$ 4,875

The accompanying notes are an integral part of these financial statements.

688239 B.C. Ltd.

(A BRITISH COLUMBIA CORPORAT ION)

Kelowna, British Columbia, Canada

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note A -

The Company

Scope of Business

The Company’s primary business objective is the Renewable and Recoverable Energy Markets.  The Company’s focus is to deliver a suite of residential and commercial renewable energy solutions.  These solutions are expected to reduce energy demand by way of alternative (green) energy supply and management of that supply. RCI Solar provides professional services and products on renewable energy solutions to customers throughout North America.  The Company specializes in Solar Panels, Thermo Energy, and Wind Turbines and has over 30 years experience in the industry.

Note B -

Basis of Presentation

The condensed financial statements of 688239 B.C. Ltd. (the “Company”) included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”).  Certain information and footnote disclosures normally included in financial statements prepared in conjunction with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading. These condensed financial statements should be read in conjunction with the annual audited financial statements and the notes thereto included in the Company’s Form 8K, and other reports filed with the SEC.

The accompanying unaudited interim financial statements reflect all adjustments of a normal and recurring nature which are, in the opinion of management, necessary to present fairly the financial position, results of operations and cash flows of the Company for the interim periods presented.  The results of operations for these periods are not necessarily comparable to, or indicative of, results of any other interim period or for the fiscal year taken as a whole.  Certain information that is not required for interim financial reporting purposes has been omitted.

688239 B.C. Ltd.

(A BRITISH COLUMBIA CORPORAT ION)

Kelowna, British Columbia, Canada

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note C -   Foreign Currency Translation

The Company’s foreign operations in Kelowna, British Columbia, Canada are measured using the local currency as the functional currency.  Assets and liabilities are translated at exchange rates as of the balance sheet date.  Revenues, expenses, and cash flows are translated at weighted average rates of exchange in effect during the year.  The resulting cumulative translation adjustments have been recorded as a separate component of stockholder’s equity and comprehensive income.  Realized gains and losses from foreign currency transactions are included in net income.  Foreign currency cash flows are translated at the weighted average rate of exchange in effect during the period due to the minimal fluctuation in the currency exchange rates during the period.  Management believes that substantially the same results would be derived if foreign cash flows were translated at the rates in effect at the time of the cash flows.

Note D -

Recently Issued Accounting Standards

In January 2010, the FASB issued Accounting Standards Updated (ASU) No. 2010-06, “Improving Disclosures about Fair Value Measurements,” which amends ASC 820, “Fair Value Measures and Disclosures.”  ASU No. 2010-06 amends the ASC to require disclosure of transfers into and out of Level 1 and Level 2 fair value measurements, and also require more detailed disclosure about the activity within Level 3 fair value measurements.  The changes to the ASC as a result of this update are effective for annual and interim reporting periods beginning after December 15, 2009 (May 31, 2010 for the Company), except for the requirements related to Level 3 disclosures, which are effective for annual and interim reporting periods beginning after December 15, 2010 (May 31, 2011 for the Company).  This guidance requires new disclosures only, and will have no impact on the Company’s consolidated financial statements.

688239 B.C. Ltd.

(A BRITISH COLUMBIA CORPORAT ION)

Kelowna, British Columbia

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note E -

Notes Payable

Notes payable consisted of the following:

	April 30,	January 31,
	2010	2010

GMAC
Installment note payable monthly at $787 including interest at 5.49%. Final payment October 2014. Secured by vehicle.	$ 36,745	$ 36,818

GMAC
Installment note payable monthly at $849 including interest at 5.49%. Final payment October 2014. Secured by vehicle.	39,652	39,732

GMAC
Installment note payable monthly at $817 including interest at 6.69%. Final payment February 2016. Secured by vehicle.	47,032	––

KUBOTA CANADA LTD.
Installment note payable monthly at $548 including interest at 7.75%. Final payment November 2011. Secured by equipment.	9,708	10,470

INTERIOR SAVINGS
Mortgage payable monthly at $1,700 including interest at 5.85%. Balloon payment due February 2013. Secured by building.	208,456	197,909

ROYAL BANK OF CANADA
Due upon demand. Assuming Royal Bank of Canada does not demand payment; mortgage amortized over 20 years, payable monthly at $1,251 including interest at 4.62%. . Secured by building.	106,427	102,358

Total Notes Payable	$ 448,020	$ 387,287

Less: Amount Due Within One Year	143,271	130,130

Amount Due After One Year	$ 304,749	$ 257,157

Interest expense for the three months ended April 30, 2010 and 2009 was $10,196 and $4,875 respectively.

688239 B.C. Ltd.

(A BRITISH COLUMBIA CORPORAT ION)

Kelowna, British Columbia

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note E -

Notes Payable – continued

The company has a line of credit with Royal Bank of Canada in the amount of $100,000 bearing interest at prime plus 2%.  The outstanding balance at April 30, 2010 and January 31, 2010 was $104,423 and $34,584, respectively.

Annual maturities of notes payable for the five years succeeding April 30, 2010 assuming the Royal Bank of Canada does not demand payment are as follows:

2011	2012	2013	2014	2015
$ 46,633	$ 46,662	$ 45,395	$ 47,983	$ 39,172

Note F -   Related Party Transactions

Certain disbursements of the Company have been paid by sole shareholder of the Company therefore a Due to Shareholder account has been established.  The balance at April 30, 2010 and January 31, 2010 was $25,101 and $111,570, respectively.  The amount due contains no formal repayment terms and is accruing interest at the 0.00% annually.

Note G –

Other Matters

The Company is dependent on one major supplier for materials and accounts for 95% of the Company’s purchases.

Note H -   Subsequent Events

On March 19, 2010, the Company entered into a Letter of Intent with Global Earth Energy, Inc. a Nevada Corporation and their wholly owned subsidiary Global Earth Acquisition Company, a Wyoming Corporation pursuant to a reverse triangular merger.  Global Earth Energy Inc. proposed to acquire all of the outstanding shares of the Company by means of a merger between the Company and the wholly owned subsidiary of Global Earth Energy; Global Earth Acquisition Company.  The Subsidiary would be the surviving corporation, and would continue to be a wholly owned subsidiary of Global Earth Energy, Inc.

On March 26, 2010 the Company accepted Global’s offering of common stock pursuant to the merger.  The Company’s sole stockholder received 65,000,000 shares of Global in exchange for all 5,000 of his shares of the Company’s stock.

On May 10, 2010 the Company was merged into Global Earth Acquisition Company and the new company was renamed RCI Solar, Inc.

__________________________________________________________________________________________________

688239 B.C. Ltd.

(A BRITISH COLUMBIA CORPORATION)

Kelowna, British Columbia

FINANCIAL REPORTS
AT
January 31, 2010

TABLE OF CONTENTS

Balance Sheets at January 31, 2010 and 2009                                                                           F-12

Statements of Changes in Stockholder’s Deficit for the

  Years Ended January 31, 2010 and 2009                                                                                 F-13

Statements of Operations and Comprehensive Income for the Years Ended

  January 31, 2010 and 2009                                                                                                     F-14

Statements of Cash Flows for the Years Ended

  January 31, 2010 and 2009                                                                                                     F-15

Notes to Financial Statements                                                                                                  F-16

Certified Public Accountants | 280 Kenneth Drive, Suite 100 | Rochester, New York 14623 | 585.427.8900 | EFPRotenberg.com

EFP ROTENBERG LLP what counts

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of 688239 B.C. Ltd.

We have audited the accompanying balance sheets of 688239 B.C. Ltd. as of January 31, 2010 and 2009, and the related statements of operations and comprehensive income, changes in stockholder's deficit, and cash flows for each of the years in the two-year period ended January 31, 2010. 688239 B.C. Ltd.'s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 688239 B.C. Ltd. as of January 31, 2010 and 2009, and the results of its operations, comprehensive income and its cash flows for each of the years in the two-year period ended January 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in the Notes to the financial statements, the Company has a unfavorable current ratio and it is unclear whether the Company will be able to pay its current liabilities. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

/s/ EFP Rotenberg, LLP

EFP Rotenberg, LLP
Rochester, New York
August 12, 2010

688239 B.C. Ltd.
Kelowna, British Columbia, Canada

BALANCE SHEETS

January 31,	2010	2009

ASSETS

Current Assets
Accounts Receivable - Net of Allowance of $42,061 and $13,819, respectively	$ 8,819	$ 17,400
Employee Advances	—	2,499

Total Current Assets	8,819	19,899

Property and Equipment - Net of Accumulated Depreciation	379,283	294,151

Total Assets	$ 388,102	$ 314,050

LIABILITIES AND STOCKHOLDER'S DEFICIT

Current Liabilities
Bank Overdraft	$ 55,700	$ 22,391
Line of Credit	34,584	78,038
Notes Payable - Due Within One Year	130,130	107,118
Accounts Payable	51,073	11,863
Accrued Expenses	36,632	31,817

Total Current Liabilities	308,119	251,227

Other Liabilities
Notes Payable - Due After One Year	257,157	181,225
Due to Shareholder	111,570	53,945

Total Liabilities	676,846	486,397

Stockholder's Deficit
Common Stock - No Par; 10,000 Shares Authorized, 5,000 Shares Issued
and Outstanding	500	500
Accumulated Deficit	(291,178)	(204,799)
Accumulated Comprehensive Income	1,934	31,952

Total Stockholder's Deficit	(288,744)	(172,347)

Total Liabilities and Stockholder's Deficit	$ 388,102	$ 314,050

The accompanying notes are an integral part of these financial statements.

688239 B.C. Ltd.
Kelowna, British Columbia, Canada

STATEMENTS OF CHANGES IN STOCKHOLDER'S DEFICIT

				Accumulated
	Number			Comprehensive	Total
	of	Common	Accumulated	Income	Stockholder's
	Shares	Stock	Deficit	(Loss)	Deficit

Balance - February 1, 2008	5,000	$ 500	$ (126,626)	$ 9,205	$ (116,921)

Shareholder Distributions	—	—	(14,405)	—	(14,405)

Net Loss	—	—	(63,768)	—	(63,768)

Comprehensive Income	—	—	—	22,747	22,747

Balance - January 31, 2009	5,000	500	(204,799)	31,952	(172,347)

Shareholder Contributions	—	—	1,592	—	1,592

Net Loss	—	—	(87,971)	—	(87,971)

Comprehensive Loss	—	—	—	(30,018)	(30,018)

Balance - January 31, 2010	5,000	$ 500	$ (291,178)	$ 1,934	$ (288,744)

The accompanying notes are an integral part of these financial statements.

688239 B.C. Ltd.
Kelowna, British Columbia, Canada

STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

Years Ended January 31,	2010	2009

Sales	$ 585,211	$ 371,734

Cost of Sales	294,155	227,846

Gross Profit	291,056	143,888

Expenses
Research and Development Costs	45,629	—
General and Operating Expenses	315,058	202,528

Total Expenses	360,687	202,528

Loss Before Interest Expense	(69,631)	(58,640)

Interest Expense	18,340	5,128

Net Loss	(87,971)	(63,768)

Comprehensive Income (Loss)
Foreign Currency Translation	(30,018)	22,747

Comprehensive Loss	$ (117,989)	$ (41,021)

Income (Loss) Per Common Share -
Basic and Diluted	$ (17.59)	$ (12.75)

Weighted Average Number of
Common Shares Outstanding -
Basic and Diluted	5,000	5,000

The accompanying notes are an integral part of these financial statements.

688239 B.C. Ltd.
Kelowna, British Columbia, Canada

STATEMENTS OF CASH FLOWS

Years Ended January 31,	2010	2009

Cash Flows from Operating Activities
Net Loss	$ (87,971)	$ (63,768)

Adjustments to Reconcile Net Loss to
Net Cash Flows from Operating Activities:
Bad Debt Expense	54,380	15,803
Depreciation	30,994	25,197
Changes In Assets and Liabilities:
Accounts Receivable	(45,799)	136,429
Employee Advances	2,499	(2,499)
Accounts Payable	39,210	41,285
Accrued Expenses	4,815	53,572

Net Cash Flows from Operating Activities	(1,872)	206,019

Cash Flows from Investing Activities
Cash Purchase of Property and Equipment	(116,126)	(74,863)

Net Cash Flows from Investing Activities	(116,126)	(74,863)

Cash Flows from Financing Activities
Bank Overdraft	33,309	(8,639)
Proceeds from Borrowing (Repayment of Debt) - Net	55,490	(68,040)
Due to Shareholder	57,625	(72,524)
Stockholder Contributions (Draws) - Net	1,592	(14,405)

Net Cash Flows from Financing Activities	148,016	(163,608)

Effect of Exchange Rate Changes
on Cash and Cash Equivalents	(30,018)	22,747

Net Change in Cash and Cash Equivalents	—	—

Cash and Cash Equivalents - Beginning of Year	—	—

Cash and Cash Equivalents - End of Year	$ —	$ —

Cash Paid During the Year for:
Interest	$ 18,340	$ 5,128

The accompanying notes are an integral part of these financial statements.

688239 B.C. Ltd.

(A BRITISH COLUMBIA CORPORAT ION)

Kelowna, British Columbia

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note A -

The Company

Scope of Business

The Company’s primary business objective is the Renewable and Recoverable Energy Markets.  The Company’s focus is to deliver a suite of residential and commercial renewable energy solutions.  These solutions are expected to reduce energy demand by way of alternative (green) energy supply and management of that supply. RCI Solar provides professional services and products on renewable energy solutions to customers throughout North America.  The Company specializes in Solar Panels, Thermo Energy, and Wind Turbines and has over 30 years experience in the industry.

Note B -

Summary of Significant Accounting Policies

               Method of Accounting

The Company maintains its books and prepares its financial statements on the accrual basis of accounting.

Revenue Recognition

The company records revenue when the services have been rendered, the product and/or service have been delivered and collection is reasonably assured.

Cash and Cash Equivalents

  Cash and cash equivalents include time deposits, certificates of deposit, and all highly liquid debt instruments with original maturities of three months or less.

Accounts Receivable and Allowance for Doubtful Accounts

Trade accounts receivable are stated at the amount management expects to collect from outstanding balances.  The carrying amounts of accounts receivable are reduced by an allowance for doubtful accounts that reflects management’s best estimate of the amounts that will not be collected.  Management individually reviews all accounts receivable balances that exceed 90 days from invoice date and based on an assessment of current credit worthiness, estimates the portion, if any, of the balance that will not be collected.  Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts.  Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable.

688239 B.C. Ltd.

(A BRITISH COLUMBIA CORPORAT ION)

Kelowna, British Columbia

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note B -

Summary of Significant Accounting Policies - continued

Property, Equipment and Depreciation

Property and equipment are presented at original cost, less accumulated depreciation.  Depreciation is computed on the declining balance method at annual rates as follows:

Vehicles

30% per Year

Machinery and Equipment

30% per Year

Office Equipment, Furniture and Fixtures

20% per Year

Building

3% per Year

The cost of significant improvements to property and equipment are capitalized.  Maintenance and repairs are charged to expense as incurred.  Upon sale or retirement of property and equipment, the cost and related depreciation are eliminated from the accounts, and any resulting gain or loss is recognized.

Research and Development Expenses

 Research and development costs are classified as general and administrative expenses and are expensed as incurred. Research and Development amounted to approximately $45,629 and $-0- for the years ended January 31, 2010 and 2009, respectively.

  Income Taxes

The Company accounts for income taxes in accordance with FASB ASC 740 (prior authoritative literature:  FASB Statement No. 109).  FASB ASC 740 replaces SFAS 109, “Accounting for Income Taxes”, using the asset and liability approach, which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of such assets and liabilities.  This method utilizes enacted statutory tax rates in effect for the year in which the temporary differences are expected to reverse and gives immediate effect to changes in income tax rates upon enactment.  Deferred tax assets are recognized, net of any valuation allowance, for temporary differences and net operating loss and tax credit carry forwards.  Deferred income tax expense represents the change in net deferred assets and liability balances.

Earnings per Share

Earnings per share of common stock are computed in accordance with FASB ASC 260 (prior authoritative literature:  FASB Statement No. 128.), FASB ASC 260 replaces SFAS No, 128, “Earnings per Share”.  Basic earnings per share are computed by dividing income or loss available to common shareholders by the weighted-average number of common shares outstanding for each period.  Diluted earnings per share are calculated by adjusting the weighted average number of shares outstanding assuming conversion of all potentially dilutive stock options, warrants and convertible securities, if dilutive. Common stock equivalents that are anti-dilutive are excluded from both diluted weighted average number of common shares outstanding and diluted earnings per share.

688239 B.C. Ltd.

(A BRITISH COLUMBIA CORPORAT ION)

Kelowna, British Columbia

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note B -  Summary of Significant Accounting Policies – continued

               Financial Instruments

               The Company’s financial instruments consist of cash, long-term investments, and accounts payable. Unless otherwise noted, it is management’s opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.  The fair value of these financial instruments approximates their carrying value, unless otherwise noted.

               Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Foreign Currency Translation

The Company’s foreign operations in Kelowna, British Columbia, Canada are measured using the local currency as the functional currency.  Assets and liabilities are translated at exchange rates as of the balance sheet date.  Revenues, expenses, and cash flows are translated at weighted average rates of exchange in effect during the year.  The resulting cumulative translation adjustments have been recorded as a separate component of stockholder’s equity and comprehensive income.  Realized gains and losses from foreign currency transactions are included in net income.  Foreign currency cash flows are translated at the weighted average rate of exchange in effect during the period due to the minimal fluctuation in the currency exchange rates during the period.  Management believes that substantially the same results would be derived if foreign cash flows were translated at the rates in effect at the time of the cash flows.

Note C -

Property and Equipment

Property and equipment consisted of the following:

January 31,	2010	2009

Vehicles	$ 118,237	$ 25,078
Equipment	81,906	71,233
Office Equipment	15,520	27,301
Building	140,205	121,935
	355,868	245,547
Less: Accumulated Depreciation	(116,790)	(73,331)
Add: Land	140,205	121,935

Net Property and Equipment	$ 379,283	$ 294,151

688239 B.C. Ltd.

(A BRITISH COLUMBIA CORPORAT ION)

Kelowna, British Columbia

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note C -

Property and Equipment – continued

Depreciation expense for the years ended January 31, 2010 and 2009 was $30,994 and $25,197, respectively.

Note D -

Recently Issued Accounting Standards

In February 2006, the Financial Accounting Standards Board (“FASB”) issued FASB ASC 815-15-25 (Prior authoritative literature: FASB Statement 155, “Accounting for Certain Hybrid Financial Instruments – an amendment of FASB Statement No. 133 and 140”). FASB ASC 815-15-25 resolves issues addressed in Statement 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interest in Securitized Financial Assets.”  FASB ASC 815-15-25 is effective for all financial instruments acquired or issued after the beginning of the first fiscal year that begins after September 15, 2006.  As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended January 31, 2008.  The adoption of FASB ASC 815-15-25 did not have a material effect on its financial instruments.

In March 2006, the FASB issued FASB ASC 860-50-35 (Prior authoritative literature: FASB Statement 156, “Accounting for Servicing of Financial Assets – an amendment of FASB Statement No. 140”).  FASB ASC 860-50-35 amends FASB Statement No. 140 with respect to the accounting for separately recognized servicing assets and servicing liabilities.  FASB ASC 860-50-35 requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practical.  FASB ASC 860-50-35 is effective as of the beginning of the first fiscal year that begins after September 15, 2006.  As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended January 31, 2008.  The adoption of FASB ASC 860-50-35 did not have a material effect on its financial statements.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued FASB ASC 820 (Prior authoritative literature: FASB Statement 157, "Fair Value Measurements”).  FASB ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  FASB ASC 820 is effective as of the beginning of the first fiscal year that begins after November 15, 2007.  As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended January, 2009.  The adoption of FASB ASC 820 did not have a material effect on its financial statements.

In February 2007, the Financial Accounting Standards Board (“FASB”) issued FASB ASC 825-10 (Prior authoritative literature: FASB Statement 159, "The Fair Value Option for Financial Assets and Financial Liabilities, including an amendment of FASB Statement No. 115”).  FASB ASC 825-10 permits entities to choose to measure many financial instruments and certain other items at fair value at specified election dates.  FASB ASC 825-10 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007.  As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended January, 2009. The adoption of FASB ASC 825-10 did not have a material effect on its financial statements.

In December 2007, the Financial Accounting Standards Board (“FASB”) issued FASB ASC 810-10-65 (Prior authoritative literature:  FASB Statement 160, "Non-controlling Interests in Consolidated Financial Statements, an amendment of ARB No. 51”).  FASB ASC 810-10-65 establishes accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary.  FASB ASC 810-10-65 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008.  As such, the Company was required to adopt these provisions at the beginning of the fiscal year ended January 31, 2009.  The adoption of FASB ASC 810-10-65 on its financial statements did not have a material effect.

688239 B.C. Ltd.

(A BRITISH COLUMBIA CORPORAT ION)

Kelowna, British Columbia

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note D -

Recently Issued Accounting Standards – continued

In December 2007, the Financial Accounting Standards Board (“FASB”) issued FASB ASC 805 (Prior authoritative literature: FASB Statement 141(R), "Business Combinations”).  FASB ASC 805 establishes principles and requirements for how the acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree, recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase, and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination.  FASB ASC 805 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008.  As such, the Company was required to adopt these provisions at the beginning of the fiscal year ended January 31, 2009.  The adoption of FASB ASC 805 on its financial statements did not have a material effect.

In March 2008, the Financial Accounting Standards Board (“FASB”) issued FASB ASC 815-10 (Prior authoritative literature: FASB Statement 161, "Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133”).  FASB ASC 815-10 requires enhanced disclosures about an entity’s derivative and hedging activities.  FASB ASC 815-10 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008 with early application encouraged.  As such, the Company was required to adopt these provisions at the beginning of the fiscal year ended January 31, 2009.  The adoption of FASB ASC 815-10 on its financial statements did not have a material effect.

In May 2008, the Financial Accounting Standards Board (“FASB”) issued FASB ASC 944 (Prior authoritative literature: FASB Statement 163, "Accounting for Financial Guarantee Insurance Contracts—an interpretation of FASB Statement No. 60). FASB ASC 944 interprets Statement 60 and amends existing accounting pronouncements to clarify their application to the financial guarantee insurance contracts included within the scope of that Statement.  FASB ASC 944 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years.  As such, the Company was required to adopt these provisions at the beginning of the fiscal year ended January 31, 2009.  The adoption of FASB ASC 944 on its financial statements did not have a material effect.

 In May 2009, the Financial Accounting Standards Board (“FASB”) issued FASB ASC 855-10 (Prior authoritative literature: FASB Statement 165, "Subsequent Events”).  FASB ASC 855-10 establishes principles and requirements for subsequent events.  FASB ASC 855-10 is effective for interim or annual financial periods ending after June 15, 2009.  As such, the Company is required to adopt this standard in the current period.  Adoption of FASB ASC 855-10 did not have a significant effect on the Company’s financial statements.

In June 2009, the Financial Accounting Standards Board issued FASB ASC 105-10 (prior authoritative literature: FASB Statement No. 168, "The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles”). FASB ASC 105-10 replaces SFAS 162 and establishes the FASB Accounting Standards Codification as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP.  FASB ASC 105-10 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  As such, the Company is not required to adopt this standard in the current period. The Company however, decided to apply the new pronouncement early. Adoption of FASB ASC 105-10 did not have a significant effect on the Company’s financial statements.

688239 B.C. Ltd.

(A BRITISH COLUMBIA CORPORAT ION)

Kelowna, British Columbia

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note E -

Notes Payable

Notes payable consisted of the following:

January 31,	2010	2009

GMAC
Installment note payable monthly at $787 including interest at 5.49%. Final payment October 2014. Secured by vehicle.	$ 36,818	$ ––

GMAC
Installment note payable monthly at $849 including interest at 5.49%. Final payment October 2014. Secured by vehicle.	39,732	––

KUBOTA CANADA LTD.
Installment note payable monthly at $548 including interest at 7.75%. Final payment November 2011. Secured by equipment.	10,470	13,557

INTERIOR SAVINGS
Mortgage payable monthly at $1,700 including interest at 5.85%. Balloon payment due February 2013. Secured by building.	197,909	177,880

ROYAL BANK OF CANADA
Mortgage amortized over 20 years, payable monthly at $1,251 including interest at 4.62%. Due upon demand. Secured by building.	102,358	96,906

Total Notes Payable	$ 387,287	$ 288,343

Less: Amount Due Within One Year	130,130	107,118

Amount Due After One Year	$ 257,157	$181,225

Interest expense for the years ended January 31, 2010 and 2009 was $18,340 and $5,128, respectively.

The company has a line of credit with Royal Bank of Canada in the amount of $100,000 bearing interest at prime plus 2%.  The outstanding balance at January 31, 2010 and 2009 was $34,584 and $78,038, respectively.

Annual maturities of notes payable for the five years succeeding January 31, 2010 assuming the Royal Bank of Canada does not demand payment are as follows:

2011	2012	2013	2014	2015
$ 37,231	$ 38,370	$ 35,251	$ 37,174	$ 34,596

688239 B.C. Ltd.

(A BRITISH COLUMBIA CORPORAT ION)

Kelowna, British Columbia

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note F -   Related Party Transactions

Certain disbursements of the Company have been paid by sole shareholder of the Company therefore a Due to Shareholder account has been established.  The balance at January 31, 2010 and 2009 was $111,570 and $53,945, respectively.  The amount due contains no formal repayment terms and is accruing interest at 0.00% annually.

Note G –

Other Matters

The Company is dependent on one major supplier for materials and accounts for 95% of the Company’s purchases.

Note H -   Subsequent Events

On March 19, 2010, the Company entered into a Letter of Intent with Global Earth Energy, Inc. a Nevada Corporation and their wholly owned subsidiary Global Earth Acquisition Company, a Wyoming Corporation pursuant to a reverse triangular merger.  Global Earth Energy Inc. proposed to acquire all of the outstanding shares of the Company by means of a merger between the Company and the wholly owned subsidiary of Global Earth Energy; Global Earth Acquisition Company.  The Subsidiary would be the surviving corporation, and would continue to be a wholly owned subsidiary of Global Earth Energy, Inc.

On March 26, 2010 the Company accepted Global’s offering of common stock pursuant to the merger.  The Company’s sole stockholder received 65,000,000 shares of Global in exchange for all 5,000 of his shares of the Company’s stock.

On May 10, 2010 the Company was merged into Global Earth Acquisition Company and the new company was renamed RCI Solar, Inc.

EXHIBIT B

PROFORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

On May 10, 2010, in a purchase transaction that was consummated via stock transfer, Global Earth Energy Acquisition Company purchased all of the assets of 688239 B.C. Ltd. (British Columbia, Canada) in exchange for 65 million shares of Global Earth Energy Inc. There was no contingent consideration associated with the purchase.

The unaudited pro forma statements of operations of Global Earth Energy Inc., for the year ended August 31, 2009 and six months ended February 28, 2010, give effect to (i) the 688239 B.C. Ltd. acquisition as of May 10, 2010 by applying the purchase method of accounting and present the results of Global Earth Energy Inc. for the year ended August 31, 2009 and 688239 B.C. Ltd. for the year ended January 31, 2010 and (ii) certain adjustments that are directly attributable to assets and liabilities not assumed.  688239 B.C. Ltd.’s six months ended April 30, 2010 is comprised of the fourth quarter of fiscal year 2009, three months ended January 31, 2010, and the first quarter of fiscal year ended 2011, three months ended April 30, 2010, therefore the results of operations for the three months ended January 31, 2010 is included in both the year ended January 31, 2010 and the six months ended April 30, 2010.   As a private company 688239 B.C. Ltd. did not maintain accurate quarterly information in 2008 therefore it was not practical to estimate the annual operations closer to Global Earth’s year end.

The unaudited pro forma condensed balance sheet as of February 28, 2010 is presented as if the 688239 B.C. Ltd. acquisition including the issuance of Global Earth Energy Inc. common stock had occurred at the beginning of the earliest period presented.

The fair value of the net liabilities acquired, have been estimated based on the closing offering price for the stock of Global Earth Energy Inc. on May 10, 2010.

In the opinion of Global Earth Energy Inc., all adjustments and/or disclosures necessary for a fair presentation of the pro forma data have been made. These pro forma financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the acquisitions been consummated as of the dates indicated or of the results that may be obtained in the future.

These pro forma financial statements and notes thereto should be read in conjunction with Global Earth Energy’s financial statements and the notes thereto as of and for the year ended August 31, 2009 and six months ended February 28, 2010.

GLOBAL EARTH ENERGY, INC.
(A NEVADA CORPORATION)
Wilmington, North Carolina

PRO FORMA BALANCE SHEETS

	688239 B.C. Ltd	Global Earth Energy, Inc.	Pro Forma adjustments	Pro Forma Consolidated
			as of closing date	as of closing date
	4/30/2010	2/28/2010	5/10/2010	5/10/2010

ASSETS

Current assets
Cash and Cash Equivalents	$ —	$ 290	$ —	$ 290
Accounts Receivable - Net of Allowance for Doubtful Accounts	12,013	—	—	12,013
Employee Advances	5,072	—	—	5,072
Prepaid Expenses	—	110,875	—	110,875

Total Current Assets	17,085	111,165	—	128,250

Property, Plant and Equipment - Net of Accumulated Depreciation	439,924	—	(278,203)	161,721

Goodwill	—	—	940,282	940,282

TOTAL ASSETS	$ 457,009	$ 111,165	$ 662,079	$ 1,230,253

LIABILITIES AND EQUITY (DEFICIT)

Bank Overdraft	$ 13,682	$ —	$ —	$ 13,682
Line of Credit	104,423	—	—	104,423
Notes Payable - Due Within One Year	143,271	—	(115,588)	27,683
Accounts Payable	62,458	—	—	62,458
Accrued Expenses	24,463	282,986	—	307,449
Accrued Interest	—	240,257	—	240,257
Accrued Compensation - Directors	—	1,931,561	—	1,931,561
Due to Directors	—	370,166	—	370,166

Total Current Liabilities	348,297	2,824,970	(115,588)	3,057,679

Other Liabilities
Notes Payable - Due After One Year	304,749	—	(195,149)	109,600
Due to Shareholder	25,101	—	(130,917)	(105,816)

Total Liabilities	678,147	2,824,970	(441,654)	3,061,463

Shareholders' Deficit
Common Stock; $.10 Par, 800,000,000 Shares Authorized; 6,272,334 Shares Issued and 6,242,334 Outstanding	—	2,564,233	6,500,000	9,064,233
Common Stock, Class B; $.001 Par, 50,000 Shares Authorized; -0- Shares Issued and Outstanding	—	—	—	—
				—
Common Stock; No Par, 10,000 Shares Authorized, 5,000 Shares Issued and Outstanding	500	—	(500)	—

Preferred Stock, Class A: $.001 Par; 1,000,000 Shares Authorized; 96,000 Shares Issued and Outstanding	—	30	—	30

Preferred Stock, Class B: $.001 Par; 5,000,000 Shares Authorized; 1,000,000 Shares Issued and Outstanding	—	1,000	—	1,000

Preferred Stock, Class C: $.001 Par; 15,000,000 Shares Authorized; 1,000,000 Shares Issued and Outstanding	—	1,000	—	1,000

Preferred Stock, Class D: $.001 Par; 13,000,000 Shares Authorized; -0- Shares Issued and Outstanding	—	—	—	—

Additional Paid- In-Capital	—	2,142,523	(5,617,405)	(3,474,882)
Deficit	(207,379)	(7,419,591)	207,379	(7,419,591)
Treasury Stock - 30,000 Shares at Cost	—	(3,000)	—	(3,000)
Accumulated Comprehensive Income	(14,259)	—	14,259	—

Total Shareholders' Deficit	(221,138)	(2,713,805)	1,103,733	(1,831,210)

TOTAL LIABILITIES AND DEFICIT	$ 457,009	$ 111,165	$ 662,079	$ 1,230,253

GLOBAL EARTH ENERGY, INC.
(A NEVADA CORPORATION)
Wilmington, North Carolina

PRO FORMA STATEMENT OF OPERATIONS

	688239 B.C. Ltd	Global Earth Energy, Inc.	Pro Forma adjustments	Pro Forma Consolidated
	for the year ended	for the year ended	as of closing date	as of closing date
	1/31/2010	8/31/2009	5/10/2010	5/10/2010

Revenues, Net	$ 585,211	$ 20,000	$ —	$ 605,211
Cost of Sales	294,155	—	—	294,155
Gross Profit	291,056	20,000	—	311,056

Expenses
Bad Debt	—	250	—	250
Compensation Expense - Stock Options	—	2,800	—	2,800
Consulting Fees	—	753,567	—	753,567
General and Administrative	315,058	118,499	(13,323)	420,234
Interest Expense	18,340	157,784	(17,962)	158,162
Research and Development	45,629	—	—	45,629

Total Expenses	379,027	1,032,900	(31,285)	1,380,642

Net Loss	(87,971)	(1,012,900)	31,285	(1,069,586)

Comprehensive Income (Loss)
Foreign Currency Translation	(30,018)	—	—	(30,018)

Comprehensive Loss	$ (117,989)	$ (1,012,900)	$ 31,285	$ (1,099,604)

Basic and diluted net loss per share	$ (17.59)	$ (1.78)	$ —	$ (0.02)

Weighted average shares outstanding	5,000	569,855	—	65,569,855

GLOBAL EARTH ENERGY, INC.
(A NEVADA CORPORATION)
Wilmington, North Carolina

PRO FORMA STATEMENT OF OPERATIONS

	688239 B.C. Ltd	Global Earth Energy, Inc.	Pro Forma adjustments	Pro Forma Consolidated
	for the six months ended	for the six months ended	as of closing date	as of closing date
	4/30/2010	2/28/2010	5/10/2010	5/10/2010

Revenues, Net	$ 473,327	$ 20,000	$ —	$ 493,327
Cost of Sales	123,359	—	—	123,359
Gross Profit	349,968	20,000	—	369,968

Expenses
Consulting fees	-	444,565		444,565
General and Administrative	140,784	99,927	(5,236)	235,475
Interest Expense	14,781	93,625	(9,180)	99,226
Research and Development	11,407	—	—	11,407

Total Expenses	166,972	638,117	(14,416)	790,673

Net Income (Loss)	182,996	(618,117)	14,416	(420,705)

Comprehensive Income (Loss)
Foreign Currency Translation	(14,631)	—	—	(14,631)

Comprehensive Income (Loss)	$ 168,365	$ (618,117)	$ 14,416	$ (435,336)

Basic and diluted net income (loss) per share	$ 36.60	$ (0.03)	$ —	$ (0.00)

Weighted average shares outstanding	5,000	20,079,903	—	85,079,903

 (1.)  BASIS OF PRESENTATION

The purchase method of accounting has been used in the preparation of the accompanying unaudited pro forma condensed financial statements.  Under this method of accounting, the purchase consideration is allocated to tangible and intangible assets acquired and liabilities assumed based on their respective fair values.  For purposes of the unaudited pro forma condensed consolidated financial statements, the fair values were established based on the final closing price of Global Earth Energy’s (parent Company) stock on May 10, 2010

The fair value of the Company was established by the consideration of 65,000,000 shares of stock given to the sole shareholder of 688239 B. C., valued at $845,000 given above. Based on the stability of the nature of the Company’s operations in the current marketplace, the fair value of the May 10, 2010 consideration was deemed to be representative of the current market value.

(2.) CONSIDERATION

The aggregate consideration for the transfer of the assets consisted of 65,000,000 shares of stock of Global Earth Energy at $.013 per share, quoted market price, at May 10, 2010.

(3.) DETAILS OF THE PRO FORMA ADJUSTMENTS RELATING TO THE ACQUISITON IS AS FOLLOWS:

A.            To record the acquisition of 688239 B.C. Ltd. by Global Earth Energy Inc. (Nevada) on May 10, 2010 for 65,000,000 shares of common stock of Global Earth Energy Corp and the effects of the purchase on asset, liability, and equity accounts for the assets transferred, notes and common stock issued and impacts to goodwill.

In exchange for the assets and liabilities of 688239 B.C. the Company issued 65,000,000 shares common stock at a value of $845,000.

 The 688239 B.C. Ltd. (British Columbia, Canada) purchase was allocated as follows:

Assets:
Current assets	$56,979
Property and Equipment	141,566
Total Assets Acquired	$198,545

Liabilities:
Current liabilities, consisting of accounts payable of $66,977 and accrued liabilities of $122,976	$314,065
Long Term Liabilities	124,112
Net Liabilities Acquired	$115,520
Fair Value of Shares Issued	845,000
Goodwill Assumed in Acquisition	$960,520

B.    To record the reduction in interest expense and reduction of depreciation for those assets and notes payable not acquired in the purchase.